EXHIBIT  32.1

Certification  of  Chief Executive Officer and Chief Financial Officer of Taurus
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Entertainment  Companies, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act
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of  2002  and  Section  1350  of  18  U.S.C.  63.
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I,  Alfred  Oglesby,  the Chief Executive Officer and Chief Financial Officer of
Taurus Entertainment Companies, Inc., hereby certify that Taurus Entertainment Companies, Inc.'s periodic report on Form 10-QSB for the period ending June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that information contained in the periodic report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of the operations of Taurus Entertainment Companies, Inc.



                                      TAURUS  ENTERTAINMENT  COMPANIES,  INC.



Date:  August 19, 2003                By:  /s/  Alfred Oglesby
                                           ----------------------------
                                      Alfred  Oglesby
                                      Chief  Executive  Officer  and
                                      Chief  Financial  Officer


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